Exhibit 10.35

DEED OF ASSIGNMENT

KNOW ALL MEN BY THESE PRESENTS:

This DEED, made and executed this              day of September 2006 at                         , by and between:

SOL KHAZANI, of legal age, American, and resident of 18025 Green Meadow, Encino, CA, U.S.A. 91316, and hereafter referred to as “ASSIGNOR”;

- and -

U.S. AUTO PARTS NETWORK, INC., a corporation duly organized and existing under the laws of the State of California and with principal business address at 17150 South Margay Avenue, Carson, CA 90746, represented by its Chief Finance Officer, Michael J. McClane, and hereafter referred to as the “ASSIGNEE”.

WITNESSETH: THAT-

WHEREAS, the ASSIGNOR is a stockholder and holds certain shares of stock of MBS Tek Corporation, a corporation organized and existing under and virtue of the laws of the Republic of the Philippines with office address at Astillero Building, Oro Site, Legazpi City, Philippines;

WHEREAS, the ASSIGNOR desires to assign Two Thousand One Hundred Eight (2,108) of his shares, as well as all his rights and interests accruing therefrom, in favor of the ASSIGNEE;

WHEREAS, the ASSIGNEE is willing to accept the ASSIGNOR’S aforesaid share;

NOW, THEREFORE, for and in consideration of the foregoing premises and, for good and valuable consideration, the receipt whereof is hereby acknowledged to the full satisfaction of ASSIGNOR, the ASSIGNOR does hereby cedes, transfers and conveys, in a manner absolute, all his rights, interests and title to and in the aforementioned Two Thousand One Hundred Eight (2,108) common shares of MBS Tek Corporation, including all his rights appurtenant thereto, in favor of the ASSIGNEE and the ASSIGNEE hereby accepts the same.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands on the date and at the place first above written.

/s/ Sol Khazani
SOL KHAZANI	U.S. AUTO PARTS NETWORK, INC.
Assignor	Assignee

PERSONALLY APPEARED
	By:	/s/ Michael J. McClane
MICHAEL J. McCLANE
PERSONALLY APPEARED

SIGNED IN THE PRESENCE OF:

ACKNOWLEDGMENT
]
] S.S.

BEFORE ME, a Notary Public in and for the                              personally appeared:

Name	Com. Tax Cert. No.	Date/Place Issued
U.S. Auto Parts Network, Inc.
represented by Michael J. McClane

Sol Khazani

2

All known to me and known to be the same persons who executed the foregoing DEED OF ASSIGNMENT consisting of three (3) pages including this page, and acknowledged to me that the same is of their free and voluntary act and of the persons herein represented.

WITNESS MY HAND AND SEAL this              day of September 2006,                             .

Notary Public

Doc. No.	;
Page No.	;
Book No.	;
Series of 2006.

3

CONSULATE GENERAL OF THE PHILIPPINES	]
CITY OF LOS ANGELES	]	S.S.
STATE OF CALIFORNIA, U.S.A.	]

ACKNOWLEDGMENT

BEFORE ME, MARY JO BERNARDO ARAGON, DEPUTY CONSUL GENERAL in the City of Los Angeles, California, U.S.A., on this day of 06 September 2006, personally appeared:

SOL KHAZANI AND MICHAEL J. MCCLANE

known to me to be the same person(s) who executed the annexed instrument of DEED OF ASSIGNMENT and being informed by me of the contents of said instrument, he/she/they acknowledged and swore before me that he/she/they executed the same of his/her/their own free will and deed for the use and purpose therein set forth. For the contents of the annexed document, this Consulate General assumes no responsibility.

WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Consulate General of the Republic of the Philippines at Los Angeles, California, U.S.A., the above date.

/s/ Mary Jo Bernardo Aragon
MARY JO BERNARDO ARAGON
Deputy Consul General of the Republic of the Philippines

DEED OF ASSIGNMENT

KNOW ALL MEN BY THESE PRESENTS:

This DEED, made and executed this              day of September 2006 at                             , by and between:

BENHOOR ELYASHAR, of legal age, American, and resident of 1411 Stradella Road, Los Angeles, CA, U.S.A. 90077, and hereafter referred to as “ASSIGNOR”;

- and -

U.S. AUTO PARTS NETWORK, INC., a corporation duly organized and existing under the laws of the State of California and with principal business address at 17150 South Margay Avenue, Carson, CA 90746, represented by its Chief Finance Officer, Michael J. McClane, and hereafter referred to as the “ASSIGNEE”.

WITNESSETH: THAT-

WHEREAS, the ASSIGNOR is a stockholder and holds certain shares of stock of MBS Tek Corporation, a corporation organized and existing under and virtue of the laws of the Republic of the Philippines with office address at Astillero Building, Oro Site, Legazpi City, Philippines;

WHEREAS, the ASSIGNOR desires to assign Seven Hundred Forty Four (744) of his shares, as well as all his rights and interests accruing therefrom, in favor of the ASSIGNEE;

WHEREAS, the ASSIGNEE is willing to accept the ASSIGNOR’S aforesaid share;

NOW, THEREFORE, for and in consideration of the foregoing premises and, for good and valuable consideration, the receipt whereof is hereby acknowledged to the full satisfaction of ASSIGNOR, the ASSIGNOR does hereby cedes, transfers and conveys, in a manner absolute, all his rights, interests and title to and in the aforementioned Seven Hundred Forty Four (744) common shares of MBS Tek Corporation, including all his rights appurtenant thereto, in favor of the ASSIGNEE and the ASSIGNEE hereby accepts the same.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands on the date and at the place first above written.

/s/ Benhoor Elyashar
BENHOOR ELYASHAR	U.S. AUTO PARTS NETWORK, INC.
Assignor	Assignee

PERSONALLY APPEARED	By:	/s/ Michael J. McClane
MICHAEL J. McCLANE
PERSONALLY APPEARED

SIGNED IN THE PRESENCE OF:

ACKNOWLEDGMENT
]
]	S.S.

BEFORE ME, a Notary Public in and for the                          personally appeared:

Name	Com. Tax Cert. No.	Date/Place Issued
U.S. Auto Parts Network, Inc.
represented by Michael J. McClane

Benhoor Elyashar

2

All known to me and known to be the same persons who executed the foregoing DEED OF ASSIGNMENT consisting of three (3) pages including this page, and acknowledged to me that the same is of their free and voluntary act and of the persons herein represented.

WITNESS MY HAND AND SEAL this              day of September 2006,                             .

Notary Public

Doc. No.	;
Page No.	;
Book No.	;
Series of 2006.

3

CONSULATE GENERAL OF THE PHILIPPINES	]
CITY OF LOS ANGELES	]	S.S.
STATE OF CALIFORNIA, U.S.A.	]

ACKNOWLEDGMENT

BEFORE ME, MARY JO BERNARDO ARAGON, DEPUTY CONSUL GENERAL in the City of Los Angeles, California, U.S.A., on this day of 06 September 2006, personally appeared:

BENHOOR ELYASHAR AND MICHAEL J. MCCLANE

known to me to be the same person(s) who executed the annexed instrument of DEED OF ASSIGNMENT and being informed by me of the contents of said instrument, he/she/they acknowledged and swore before me that he/she/they executed the same of his/her/their own free will and deed for the use and purpose therein set forth. For the contents of the annexed document, this Consulate General assumes no responsibility.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Consulate General of the Republic of the Philippines at Los Angeles, California, U.S.A., the above date.

/s/ Mary Jo Bernardo Aragon
MARY JO BERNARDO ARAGON
Deputy Consul General of the Republic of the Philippines

DEED OF ASSIGNMENT

KNOW ALL MEN BY THESE PRESENTS:

This DEED, made and executed this              day of September 2006 at                             , by and between:

MEHRAN NIA, of legal age, American, and resident of 1039 Centinela Avenue, Sta. Monica, CA, U.S.A. 90403, and hereafter referred to as “ASSIGNOR”;

- and -

U.S. AUTO PARTS NETWORK, INC., a corporation duly organized and existing under the laws of the State of California and with principal business address at 17150 South Margay Avenue, Carson, CA 90746, represented by its Chief Finance Officer, Michael J. McClane, and hereafter referred to as the “ASSIGNEE”.

WITNESSETH: THAT-

WHEREAS, the ASSIGNOR is a stockholder and holds certain shares of stock of MBS Tek Corporation, a corporation organized and existing under and virtue of the laws of the Republic of the Philippines with office address at Astillero Building, Oro Site, Legazpi City, Philippines;

WHEREAS, the ASSIGNOR desires to assign Two Thousand One Hundred Eighteen (2,118) of his shares, as well as all his rights and interests accruing therefrom, in favor of the ASSIGNEE;

WHEREAS, the ASSIGNEE is willing to accept the ASSIGNOR’S aforesaid share;

NOW, THEREFORE, for and in consideration of the foregoing premises and, for good and valuable consideration, the receipt whereof is hereby acknowledged to the full satisfaction of ASSIGNOR, the ASSIGNOR does hereby cedes, transfers and conveys, in a manner absolute, all his rights, interests and title to and in the aforementioned Two Thousand One Hundred Eighteen (2,118) common shares of MBS Tek Corporation, including all his rights appurtenant thereto, in favor of the ASSIGNEE and the ASSIGNEE hereby accepts the same.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands on the date and at the place first above written.

/s/ Mehran Nia
MEHRAN NIA	U.S. AUTO PARTS NETWORK, INC.
Assignor	Assignee

PERSONALLY APPEARED
	By:	/s/ Michael J. McClane
MICHAEL J. McCLANE
PERSONALLY APPEARED

SIGNED IN THE PRESENCE OF:

ACKNOWLEDGMENT
]
] S.S.

BEFORE ME, a Notary Public in and for the                                  personally appeared:

Name	Com. Tax Cert. No.	Date/Place Issued
U.S. Auto Parts Network, Inc.
represented by Michael J.McClane

Mehran Nia

2

All known to me and known to be the same persons who executed the foregoing DEED OF ASSIGNMENT consisting of three (3) pages including this page, and acknowledged to me that the same is of their free and voluntary act and of the persons herein represented.

WITNESS MY HAND AND SEAL this              day of September 2006,                         .

Notary Public

Doc. No.	;
Page No.	;
Book No.	;
Series of 2006.

3

CONSULATE GENERAL OF THE PHILIPPINES	]
CITY OF LOS ANGELES	]	S.S.
STATE OF CALIFORNIA, U.S.A.	]

ACKNOWLEDGMENT

BEFORE ME, MARY JO BERNARDO ARAGON, DEPUTY CONSUL GENERAL in the City of Los Angeles, California, U.S.A., on this day of 06 September 2006, personally appeared:

MEHRAN NIA AND MICHAEL J. MCCLANE

known to me to be the same person(s) who executed the annexed instrument of DEED OF ASSIGNMENT and being informed by me of the contents of said instrument, he/she/they acknowledged and swore before me that he/she/they executed the same of his/her/their own free will and deed for the use and purpose therein set forth. For the contents of the annexed document, this Consulate General assumes no responsibility.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Consulate General of the Republic of the Philippines at Los Angeles, California, U.S.A., the above date.

/s/ Mary Jo Bernardo Aragon
MARY JO BERNARDO ARAGON
Deputy Consul General of the Republic of the Philippines

DEED OF ASSIGNMENT

KNOW ALL MEN BY THESE PRESENTS:

This DEED, made and executed this              day of September 2006 at                             , by and between:

ROSEMARIE Q. REY, of legal age, Filipino, and resident of Tandang Sora Street, Pinaric, Legazpi City, and hereafter referred to as “ASSIGNOR”;

- and -

U.S. AUTO PARTS NETWORK, INC., a corporation duly organized and existing under the laws of the State of California and with principal business address at 17150 South Margay Avenue, Carson, CA 90746, represented by its Chief Finance Officer, Michael J. McClane, and hereafter referred to as the “ASSIGNEE”.

WITNESSETH: THAT-

WHEREAS, the ASSIGNOR is a stockholder and holds certain shares of stock of MBS Tek Corporation, a corporation organized and existing under and virtue of the laws of the Republic of the Philippines with office address at Astillero Building, Oro Site, Legazpi City, Philippines;

WHEREAS, the ASSIGNOR desires to assign Twenty Six (26) of her shares, as well as all his rights and interests accruing therefrom, in favor of the ASSIGNEE;

WHEREAS, the ASSIGNEE is willing to accept the ASSIGNOR’S aforesaid share;

NOW, THEREFORE, for and in consideration of the foregoing premises and, for good and valuable consideration, the receipt whereof is hereby acknowledged to the full satisfaction of ASSIGNOR, the ASSIGNOR does hereby cedes, transfers and conveys, in a manner absolute, all her rights, interests and title to and in the aforementioned Twenty Six (26) common shares of MBS Tek

Corporation, including all her rights appurtenant thereto, in favor of the ASSIGNEE and the ASSIGNEE hereby accepts the same.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands on the date and at the place first above written.

/s/ Rosemarie Q. Rey
ROSEMARIE Q. REY	U.S. AUTO PARTS NETWORK, INC.
Assignor	Assignee

	By:	/s/ Michael J. McClane
MICHAEL J. McCLANE
PERSONALLY APPEARED

SIGNED IN THE PRESENCE OF:
/s/ Rosemarie Q. Rey

ACKNOWLEDGMENT
]
] S.S.

BEFORE ME, a Notary Public in and for the                              personally appeared:

Name	Com. Tax Cert. No.	Date/Place Issued
U.S. Auto Parts Network, Inc.
represented by Michael J. McClane

Rosemarie Q. Rey	19916109	Jan. 05, 2006 / Leg. City

2

All known to me and known to be the same persons who executed the foregoing DEED OF ASSIGNMENT consisting of three (3) pages including this page, and acknowledged to me that the same is of their free and voluntary act and of the persons herein represented.

WITNESS MY HAND AND SEAL this                      day of August 2006,                         .

Notary Public

Doc. No.	;
Page No.	;
Book No.	;
Series of 2006.

3

ACKNOWLEDGMENT

Republic of the Philippines	]
City of Legazpi	]	S.S.

BEFORE ME, a Notary Public in and for the                          personally appeared:

Name	Com. Tax Cert. No.	Date/Place Issued
Rosemarie Q. Rey	19916109	Jan. 05, 2006/Leg. City

All known to me and known to be the same persons who executed the foregoing DEED OF ASSIGNMENT consisting of three (3) pages including this page, and acknowledged to me that the same is of their free and voluntary act and of the persons herein represented.

WITNESS MY HAND AND SEAL this 14th day of August 2006,                                 .

/s/
Notary Public

Doc. No.	38;
Page No.	79;
Book No.	35;
Series of 2006.

CONSULATE GENERAL OF THE PHILIPPINES	]
CITY OF LOS ANGELES	]	S.S.
STATE OF CALIFORNIA, U.S.A.	]

ACKNOWLEDGMENT

BEFORE ME, MARY JO BERNARDO ARAGON, DEPUTY CONSUL GENERAL in the City of Los Angeles, California, U.S.A., on this day of 06 September 2006, personally appeared:

MICHAEL J. MCCLANE

known to me to be the same person(s) who executed the annexed instrument of DEED OF ASSIGNMENT and being informed by me of the contents of said instrument, he/she/they acknowledged and swore before me that he/she/they executed the same of his/her/their own free will and deed for the use and purpose therein set forth. For the contents of the annexed document, this Consulate General assumes no responsibility.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Consulate General of the Republic of the Philippines at Los Angeles, California, U.S.A., the above date.

/s/ Mary Jo Bernardo Aragon
MARY JO BERNARDO ARAGON
Deputy Consul General of the Republic of the Philippines

DEED OF ASSIGNMENT

KNOW ALL MEN BY THESE PRESENTS:

This DEED, made and executed this              day of                  2006 at                         , by and between:

DIOSDADO B. QUINTO, of legal age, Filipino, and resident of Tandang Sora Street, Pinaric, Legazpi city, and hereafter referred to as “ASSIGNOR”;

- and -

U.S. AUTO PARTS NETWORK, INC., a corporation duly organized and existing under the laws of the State of California and with principal business address at 17150 South Margay Avenue, Carson, CA 90746, represented by its Chief Finance Officer, Michael J. McClane, and hereafter referred to as the “ASSIGNEE”.

WITNESSETH: THAT-

WHEREAS, the ASSIGNOR is a stockholder and holds certain shares of stock of MBS Tek Corporation, a corporation organized and existing under and virtue of the laws of the Republic of the Philippines with office address at Astillero Building, Oro Site, Legazpi City, Philippines;

WHEREAS, the ASSIGNOR desires to assign One (1) of his shares, as well as all his rights and interests accruing therefrom, in favor of the ASSIGNEE;

WHEREAS, the ASSIGNEE is willing to accept the ASSIGNOR’S aforesaid share;

NOW, THEREFORE, for and in consideration of the foregoing premises and, for good and valuable consideration, the receipt whereof is hereby acknowledged to the full satisfaction of ASSIGNOR, the ASSIGNOR does hereby cedes, transfers and conveys, in a manner absolute, all his rights, interests and title to and in the aforementioned One (1) common shares of MBS Tek Corporation, including all his rights appurtenant thereto, in favor of the ASSIGNEE and the ASSIGNEE hereby accepts the same.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands on the date and at the place first above written.

/s/ Diosdado B. Quinto
DIOSDADO B. QUINTO	U.S. AUTO PARTS NETWORK, INC.
Assignor	Assignee

	By:	/s/ Michael J. McClane
MICHAEL J. McCLANE
PERSONALLY APPEARED

SIGNED IN THE PRESENCE OF:
/s/ Diosdado B. Quinto

ACKNOWLEDGMENT
]
] S.S.

BEFORE ME, a Notary Public in and for the                              personally appeared:

Name	Com. Tax Cert. No.	Date/Place Issued
U.S. Auto Parts Network, Inc.
represented by Michael J. McClane

Diosdado B. Quinto	19916122	1/5/06 - Leg. City

2

ACKNOWLEDGMENT

Republic of the Philippines	]
City of Legazpi	]	S.S.

BEFORE ME, a Notary Public in and for the                          personally appeared:

Name	Com. Tax Cert. No.	Date/Place Issued
Diosdado B. Quinto	19916122	Jan. 05, 2006/Leg. City

All known to me and known to be the same persons who executed the foregoing DEED OF ASSIGNMENT consisting of three (3) pages including this page, and acknowledged to me that the same is of their free and voluntary act and of the persons herein represented.

WITNESS MY HAND AND SEAL this 14th day of August 2006,                         .

/s/
Notary Public

Doc. No.	387;
Page No.	79;
Book No.	35;
Series of 2006.

CONSULATE GENERAL OF THE PHILIPPINES	]
CITY OF LOS ANGELES	]	S.S.
STATE OF CALIFORNIA, U.S.A.	]

ACKNOWLEDGMENT

BEFORE ME, MARY JO BERNARDO ARAGON, DEPUTY CONSUL GENERAL in the City of Los Angeles, California, U.S.A., on this day of 06 September 2006, personally appeared:

MICHAEL J. MCCLANE

known to me to be the same person(s) who executed the annexed instrument of DEED OF ASSIGNMENT and being informed by me of the contents of said instrument, he/she/they acknowledged and swore before me that he/she/they executed the same of his/her/their own free will and deed for the use and purpose therein set forth. For the contents of the annexed document, this Consulate General assumes no responsibility.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Consulate General of the Republic of the Philippines at Los Angeles, California, U.S.A., the above date.

/s/ Mary Jo Bernardo Aragon
MARY JO BERNARDO ARAGON
Deputy Consul General of the Republic of the Philippines

DEED OF ASSIGNMENT

KNOW ALL MEN BY THESE PRESENTS:

This DEED, made and executed this              day of September 2006 at                         , by and between:

U.S. AUTO PARTS NETWORK, INC., a corporation duly organized and existing under the laws of the State of California and with principal business address at 17150 South Margay Avenue, Carson, CA 90746, represented by its Chief Finance Officer, Michael J. McClane, and hereafter referred to as “ASSIGNOR”;

- and -

MICHAEL J. MCCLANE, of legal age, American, and with address at c/o 17150 South Margay Avenue, Carson, CA 90746, and hereafter referred to as the “ASSIGNEE”.

WITNESSETH: THAT-

WHEREAS, the ASSIGNOR is a stockholder and holds certain shares of stock of MBS Tek Corporation, a corporation organized and existing under and virtue of the laws of the Republic of the Philippines with office address at Astillero Building, Oro Site, Legazpi City, Philippines;

WHEREAS, the ASSIGNOR desires to assign One (1) of its shares, as well as all his rights and interests accruing therefrom, in favor of the ASSIGNEE;

WHEREAS, the ASSIGNEE is willing to accept the ASSIGNOR’S aforesaid share;

NOW, THEREFORE, for and in consideration of the foregoing premises and, for good and valuable consideration, the receipt whereof is hereby acknowledged to the full satisfaction of ASSIGNOR, the ASSIGNOR does hereby cedes, transfers and conveys, in a manner absolute, all its rights, interests and title to and in the aforementioned One (1) common shares of MBS Tek Corporation, including all its rights appurtenant thereto, in favor of the ASSIGNEE and the ASSIGNEE hereby accepts the same.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands on the date and at the place first above written.

/s/ Michael J. McClane
U.S. AUTO PARTS NETWORK, INC.		MICHAEL J. McCLANE
Assignor		Assignee

By:	/s/ Michael J. McClane	PERSONALLY APPEARED
MICHAEL J. McCLANE
PERSONALLY APPEARED

SIGNED IN THE PRESENCE OF:

ACKNOWLEDGMENT
]
]	S.S.

BEFORE ME, a Notary Public in and for the                          personally appeared:

Name	Com. Tax Cert. No.	Date/Place Issued
Michael J. McClane

U.S. Auto Parts Network, Inc. represented by Michael J. McClane

2

All known to me and known to be the same persons who executed the foregoing DEED OF ASSIGNMENT consisting of three (3) pages including this page, and acknowledged to me that the same is of their free and voluntary act and of the persons herein represented.

WITNESS MY HAND AND SEAL this              day of September 2006,                             .

Notary Public

Doc. No.	;
Page No.	;
Book No.	;
Series of 2006.

3

CONSULATE GENERAL OF THE PHILIPPINES	]
CITY OF LOS ANGELES	]	S.S.
STATE OF CALIFORNIA, U.S.A.	]

ACKNOWLEDGMENT

BEFORE ME, MARY JO BERNARDO ARAGON, DEPUTY CONSUL GENERAL in the City of Los Angeles, California, U.S.A., on this day of 06 September 2006, personally appeared:

MICHAEL J. MCCLANE

known to me to be the same person(s) who executed the annexed instrument of DEED OF ASSIGNMENT and being informed by me of the contents of said instrument, he/she/they acknowledged and swore before me that he/she/they executed the same of his/her/their own free will and deed for the use and purpose therein set forth. For the contents of the annexed document, this Consulate General assumes no responsibility.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Consulate General of the Republic of the Philippines at Los Angeles, California, U.S.A., the above date.

By:	/s/ Mary Jo Bernardo Aragon
MARY JO BERNARDO ARAGON
Deputy Consul General of the Republic of the Philippines

DEED OF ASSIGNMENT

KNOW ALL MEN BY THESE PRESENTS:

This DEED, made and executed this              day of September 2006 at                         , by and between:

U.S. AUTO PARTS NETWORK, INC., a corporation duly organized and existing under the laws of the State of California and with principal business address at 17151 South Margay Avenue, Carson, CA 90746, represented by its Chief Finance Officer, Michael J. McClane, and hereafter referred to as “ASSIGNOR”;

- and -

MEHRAN NIA, of legal age, American, and resident of 1039 Centinela Avenue, Sta. Monica, CA, U.S.A. 90403, and hereafter referred to as the “ASSIGNEE”.

WITNESSETH: THAT-

WHEREAS, the ASSIGNOR is a stockholder and holds certain shares of stock of MBS Tek Corporation, a corporation organized and existing under and virtue of the laws of the Republic of the Philippines with office address at Astillero Building, Oro Site, Legazpi City, Philippines;

WHEREAS, the ASSIGNOR desires to assign One (1) of its shares, as well as all his rights and interests accruing therefrom, in favor of the ASSIGNEE;

WHEREAS, the ASSIGNEE is willing to accept the ASSIGNOR’S aforesaid share;

NOW, THEREFORE, for and in consideration of the foregoing premises and, for good and valuable consideration, the receipt whereof is hereby acknowledged to the full satisfaction of ASSIGNOR, the ASSIGNOR does hereby cedes, transfers and conveys, in a manner absolute, all its rights, interests and title to and in the aforementioned One (1) common shares of MBS Tek Corporation, including all its rights appurtenant thereto, in favor of the ASSIGNEE and the ASSIGNEE hereby accepts the same.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands on the date and at the place first above written.

/s/ Mehran Nia
U.S. AUTO PARTS NETWORK, INC.		MEHRAN NIA
Assignor		Assignee

By:	/s/ Michael J. McClane	PERSONALLY APPEARED
MICHAEL J. McCLANE
PERSONALLY APPEARED

SIGNED IN THE PRESENCE OF:

ACKNOWLEDGMENT
]
]	S.S.

BEFORE ME, a Notary Public in and for the                          personally appeared:

Name	Com. Tax Cert. No.	Date/Place Issued
Mehran Nia

U.S. Auto Parts Network, Inc. represented by Michael J. McClane

2

All known to me and known to be the same persons who executed the foregoing DEED OF ASSIGNMENT consisting of three (3) pages including this page, and acknowledged to me that the same is of their free and voluntary act and of the persons herein represented.

WITNESS MY HAND AND SEAL this              day of September 2006,                         .

Notary Public

Doc. No.	;
Page No.	;
Book No.	;
Series of 2006.

3

CONSULATE GENERAL OF THE PHILIPPINES	]
CITY OF LOS ANGELES	]	S.S.
STATE OF CALIFORNIA, U.S.A.	]

ACKNOWLEDGMENT

BEFORE ME, MARY JO BERNARDO ARAGON, DEPUTY CONSUL GENERAL in the City of Los Angeles, California, U.S.A., on this day of 06 September 2006, personally appeared:

MICHAEL J. MCCLANE AND MEHRAN NIA

known to me to be the same person(s) who executed the annexed instrument of DEED OF ASSIGNMENT and being informed by me of the contents of said instrument, he/she/they acknowledged and swore before me that he/she/they executed the same of his/her/their own free will and deed for the use and purpose therein set forth. For the contents of the annexed document, this Consulate General assumes no responsibility.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Consulate General of the Republic of the Philippines at Los Angeles, California, U.S.A., the above date.

/s/ Mary Jo Bernardo Aragon
MARY JO BERNARDO ARAGON
Deputy Consul General of the Republic of the Philippines

DECLARATION OF TRUST

KNOW ALL MEN BY THESE PRESENTS:

This Declaration of Trust, made and executed this          day of                  2006 at                         , by and between:

U.S. AUTO PARTS NETWORK, INC., a corporation duly organized and existing under the laws of the State of California and with principal business address at 17151 South Margay Avenue, Carson, CA 90746, represented by its Chief Finance Officer, Michael J. McClane, and hereafter referred to as “TRUSTOR”;

- and -

MEHRAN NIA, of legal age, American, and resident of 1039 Centinela Avenue, Sta. Monica, CA, U.S.A. 90403, and hereafter referred to as the “TRUSTEE”.

WITNESSETH: THAT-

WHEREAS, the TRUSTEE appears in the stock and Transfer Book of MBS Tek Corporation, a corporation organized and existing under Philippine Laws as the registered owner of One (1) share of stock of the said Corporation (the “Share”) on the strength of a Deed of Assignment dated                      executed by and between the TRUSTEE and TRUSTOR;

NOW, THEREFORE, the parties agree as follows:

1. The TRUSTEE hereby acknowledges:

1.1	The absolute title and ownership of the TRUSTOR over the property;

1.2	His role as TRUSTEE and agent of TRUSTOR to hold naked title to the Share for and in behalf of the TRUSTOR;

2. The TRUSTEE and the TRUSTOR agree that all income derived from or earned on the Share shall be for the exclusive account and benefit of the

TRUSTOR, and the TRUSTEE shall deliver the same to the TRUSTOR, or to whomsoever the latter may designate.

3. With respect to the income referred to in part 2, the TRUSTOR warrants and hereby undertakes to hold the TRUSTEE free and harmless from liability for any and all taxes that may be due therein.

4. Taxes due on the Share shall be paid by TRUSTOR.

5. The TRUSTOR shall indemnify, defend and hold harmless the TRUSTEE and/or his representatives from and against any losses, liabilities, damages, claims, actions, judgments, cost and expenses arising from or as a consequence of the TRUSTEE’s holding on the Share in trust for the TRUSTOR, and for all acts performed by the TRUSTEE pursuant to the instructions of the TRUSTOR.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands on the date and at the place first above written.

/s/ Mehran Nia
U.S. AUTO PARTS NETWORK, INC.		MEHRAN NIA
Trustor		Trustee

By:	/s/ Michael J. McClane	PERSONALLY APPEARED
MICHAEL J. McCLANE
PERSONALLY APPEARED

SIGNED IN THE PRESENCE OF:

2

ACKNOWLEDGMENT

]
]	S.S.

BEFORE ME, a Notary Public in and for the                          personally appeared:

Name	Com. Tax Cert. No.	Date/Place Issued
Mehran Nia

U.S. Auto Parts Network, Inc. represented by Michael J. McClane

All known to me and known to be the same persons who executed the foregoing DECLARATION OF TRUST consisting of three (3) pages including this page, and acknowledged to me that the same is of their free and voluntary act and of the persons herein represented.

WITNESS MY HAND AND SEAL this          day of                             .

Notary Public

Doc. No.	;
Page No.	;
Book No.	;
Series of 2006.

3

CONSULATE GENERAL OF THE PHILIPPINES	]
CITY OF LOS ANGELES	]	S.S.
STATE OF CALIFORNIA, U.S.A.	]

ACKNOWLEDGMENT

BEFORE ME, MARY JO BERNARDO ARAGON, DEPUTY CONSUL GENERAL in the City of Los Angeles, California, U.S.A., on this day of 06 September 2006, personally appeared:

MICHAEL J. MCCLANE AND MEHRAN NIA

known to me to be the same person(s) who executed the annexed instrument of DECLARATION OF TRUST and being informed by me of the contents of said instrument, he/she/they acknowledged and swore before me that he/she/they executed the same of his/her/their own free will and deed for the use and purpose therein set forth. For the contents of the annexed document, this Consulate General assumes no responsibility.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Consulate General of the Republic of the Philippines at Los Angeles, California, U.S.A., the above date.

/s/ Mary Jo Bernardo Aragon
MARY JO BERNARDO ARAGON
Deputy Consul General of the Republic of the Philippines

DECLARATION OF TRUST

KNOW ALL MEN BY THESE PRESENTS:

This Declaration of Trust, made and executed this          day of                  2006 at                         , by and between:

U.S. AUTO PARTS NETWORK, INC., a corporation duly organized and existing under the laws of the State of California and with principal business address at 17151 South Margay Avenue, Carson, CA 90746, represented by its Chief Finance Officer, Michael J. McClane, and hereafter referred to as “TRUSTOR”;

- and -

MICHAEL J. McCLANE, of legal age, American, and with address at c/o 17151 South Margay Avenue, Carson, CA 90746, and hereafter referred to as the “TRUSTEE”.

WITNESSETH: THAT-

WHEREAS, the TRUSTEE appears in the stock and Transfer Book of MBS Tek Corporation, a corporation organized and existing under Philippine Laws as the registered owner of One (1) share of stock of the said Corporation (the “Share”) on the strength of a Deed of Assignment dated                          executed by and between the TRUSTEE and TRUSTOR;

NOW, THEREFORE, the parties agree as follows:

1. The TRUSTEE hereby acknowledges:

1.1	The absolute title and ownership of the TRUSTOR over the property;

1.2	His role as TRUSTEE and agent of TRUSTOR to hold naked title to the Share for and in behalf of the TRUSTOR;

2. The TRUSTEE and the TRUSTOR agree that all income derived from or earned on the Share shall be for the exclusive account and benefit of the TRUSTOR, and the TRUSTEE shall deliver the same to the TRUSTOR, or to whomsoever the latter may designate.

3. With respect to the income referred to in part 2, the TRUSTOR warrants and hereby undertakes to hold the TRUSTEE free and harmless from liability for any and all taxes that may be due therein.

4. Taxes due on the Share shall be paid by TRUSTOR.

5. The TRUSTOR shall indemnify, defend and hold harmless the TRUSTEE and/or his representatives from and against any losses, liabilities, damages, claims, actions, judgments, cost and expenses arising from or as a consequence of the TRUSTEE’s holding on the Share in trust for the TRUSTOR, and for all acts performed by the TRUSTEE pursuant to the instructions of the TRUSTOR.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands on the date and at the place first above written.

/s/ Michael J. McClane
U.S. AUTO PARTS NETWORK, INC.		MICHAEL J. McCLANE
Trustor		Trustee

By:	/s/ Michael J. McClane	PERSONALLY APPEARED
MICHAEL J. McCLANE
PERSONALLY APPEARED

SIGNED IN THE PRESENCE OF:

2

ACKNOWLEDGMENT

]
]	S.S.

BEFORE ME, a Notary Public in and for the                              personally appeared:

Name	Com. Tax Cert. No.	Date/Place Issued
Michael J. McClane

U.S. Auto Parts Network, Inc. represented by Michael J. McClane

All known to me and known to be the same persons who executed the foregoing DECLARATION OF TRUST consisting of three (3) pages including this page, and acknowledged to me that the same is of their free and voluntary act and of the persons herein represented.

WITNESS MY HAND AND SEAL this              day of                         .

Notary Public

Doc. No.	;
Page No.	;
Book No.	;
Series of 2006.

3

CONSULATE GENERAL OF THE PHILIPPINES	]
CITY OF LOS ANGELES	]	S.S.
STATE OF CALIFORNIA, U.S.A.	]

ACKNOWLEDGMENT

BEFORE ME, MARY JO BERNARDO ARAGON, DEPUTY CONSUL GENERAL in the City of Los Angeles, California, U.S.A., on this day of 06 September 2006, personally appeared:

MICHAEL J. MCCLANE

known to me to be the same person(s) who executed the annexed instrument of DECLARATION OF TRUST and being informed by me of the contents of said instrument, he/she/they acknowledged and swore before me that he/she/they executed the same of his/her/their own free will and deed for the use and purpose therein set forth. For the contents of the annexed document, this Consulate General assumes no responsibility.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Consulate General of the Republic of the Philippines at Los Angeles, California, U.S.A., the above date.

/s/ Mary Jo Bernardo Aragon
MARY JO BERNARDO ARAGON
Deputy Consul General of the Republic of the Philippines

Resolution No. 001 Series of 2006

A resolution authorizing ROSEMARIE Q. REY to open Checking and Dollar Account with Metrobank, Mabini Branch, Legazpi City.

Resolved as it is hereby resolved that MBS Tek Corporation open and maintain a Checking and Dollar Account with Metrobank, Mabini Branch, Legazpi City.

Resolved as it is hereby further resolved, that ROSEMARIE Q. REY in her capacity as the Secretary of the Corporation to open the said Checking and Dollar Account and be the official signatory of the same:

Resolved finally that the Corporation as represented by the above – named officer accept all the terms and conditions imposed by Metrobank, Mabini Branch, Legazpi City in connection with the Checking and Dollar Account opened.

Approved this 14th day of August, 2006 in Legazpi City, Philippines.

/s/ Rosemarie Q. Rey
ROSEMARIE Q. REY
Corporate Secretary
/s/ Mehran Nia		/s/ Michael J. McClane
MEHRAN NIA		MICHAEL J. MCCLANE
President		Treasurer

ACKNOWLEDGMENT

]
]	S.S.

BEFORE ME, a Notary Public for and in                      this      day of                  personally appeared the following:

Names	CTC #	Date/Place Issued
Mehran Nia
Michael J. McClane
Rosemarie Q. Rey	19916109	Jan. 5, 2006 / Legazpi City

Known to me and known to be the same person who executed the foregoing Resolution and they acknowledge to me that the same is their free and voluntary act and deed as well as the free voluntary act and deed of the entity herein represented. This instrument refers to a Board Resolution consisting of one (1) page.

In witness whereof, I have hereunto set my hand & seal this 14 AUG 2006 at Legazpi City.

/s/
Notary Public

Doc. No.	388;
Page No.	79;
Book No.	35;
Series of 2006.

ACKNOWLEDGMENT

]
]	S.S.

BEFORE ME, a Notary Public in and for the                          personally appeared the following:

Names	CTC #	Date/Place Issued
Mehran Nia
Michael J. McClane

Known to me and known to be the same person who executed the foregoing Resolution and they acknowledge to me that the same is their free and voluntary act and deed as well as the free voluntary act and deed of the entity herein represented. This instrument refers to a Board Resolution consisting of one (1) page.

In witness whereof, I have hereunto set my hand & seal this              day of                  2006 at                         .

CONSULATE GENERAL OF THE PHILIPPINES	]
CITY OF LOS ANGELES	]	S.S.
STATE OF CALIFORNIA, U.S.A.	]

ACKNOWLEDGMENT

BEFORE ME, MARY JO BERNARDO ARAGON, DEPUTY CONSUL GENERAL in the City of Los Angeles, California, U.S.A., on this day of 06 September 2006, personally appeared:

MEHRAN NIA AND MICHAEL J. MCCLANE

known to me to be the same person(s) who executed the annexed instrument of RESOLUTION NO. 001 and being informed by me of the contents of said instrument, he/she/they acknowledged and swore before me that he/she/they executed the same of his/her/their own free will and deed for the use and purpose therein set forth. For the contents of the annexed document, this Consulate General assumes no responsibility.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Consulate General of the Republic of the Philippines at Los Angeles, California, U.S.A., the above date.

/s/ Mary Jo Bernardo Aragon
MARY JO BERNARDO ARAGON
Deputy Consul General of the Republic of the Philippines